                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION
                               WASHINGTON, D.C.   20549

                                       FORM 8-K

                                    CURRENT REPORT
        PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): August 25, 1997



                                   VISTA 2000, INC.
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                (Exact Name of Registrant as Specified in its Charter

                                   State of Delaware
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                    (State or Other Jurisdiction of Incorporation)



             0-23204                               58-1972066
--------------------------------  ----------------------------------------------
    (Commission File Number)          (I.R.S. Employer Identification Number)


221 West First Street, Kewanee, Illinois                    61443
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(Address of Principal Executive Offices)                  (Zip Code)

                                    (309) 856-8068
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                 (Registrant's Telephone Number, Including Area Code)



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            (Former Name or Former Address, if Changed Since Last Report)

ITEM 2.   ACQUISITION OR DISPOSITION OF ASSETS.

    On August 25, 1997, Vista 2000, Inc. (the "Company") completed the sale of certain assets of its wholly owned subsidiary American Consumer Products, Inc. ("ACPI") to Axxess Technologies, Inc. (the "Purchaser"). These assets comprised primarily ACPI's key, key manufacturing, letters, numbers and signs manufacturing, real estate and related businesses. The Company retains Boss Manufacturing, Inc., Boss Balloon, Inc. and the ACPI Warren Pet Division. The businesses and assets being sold accounted for approximately $57,000,000 of the Company's consolidated sales for the year ended December 28, 1996. Based on a preliminary purchase price, which is subject to post closing adjustment to reflect changes in the values of the assets and liabilities through the closing date, the Company expects to recognize a pre-tax loss of approximately ($1,200,000) on the sale, after accounting for legal and other transaction expenses.

    Consideration for the sale consisted of cash of approximately $24,800,000 and the assumption of approximately $3,600,000 of liabilities by the Purchaser. Except for approximately $3,000,000, which was retained by the Company to pay, among other things, closing costs and other expenses associated with the transaction, the balance of the cash proceeds were used to retire debt, including a payment of approximately $18,600,000 against ACPI's revolving line of credit. Immediately after this payment the ACPI revolving line of credit had an outstanding balance of approximately $3,400,000. As a result of this sale of ACPI's assets, including inventory and accounts receivable, which comprised a significant portion of the revolving line of credit borrowing base, ACPI's borrowing limit was reduced from $30,000,000 to $10,000,000.

    There is no material relationship between the Purchaser, its officers or representatives and the Company or any of its affiliates, any director or officer of the Company or any associate of any such director or officer.



ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.  Not applicable.

(b) PRO FORMA FINANCIAL INFORMATION.

    The following unaudited pro forma condensed consolidated financial statements are filed with this report:

Pro Forma Condensed Consolidated Balance Sheet as of June 28, 1997 . . Page F-1 Pro Forma Condensed Consolidated Statements of Earnings:
    Year ended December 28, 1996  . . . . . . . . .. . . . . . . . . . Page F-2
    Six months ended June 28, 1997  . . . . . . . . .. . . . . . . . . Page F-3

The Pro Forma Condensed Consolidated Balance Statement of the Company as of June 28, 1997 reflects the financial position of the Company after giving effect to the disposition of assets and liabilities resulting from the sale of certain assets of its ACPI subsidiary, as discussed in Item 2, and assumes the disposition took place on June 28, 1997. The Pro Forma Condensed Consolidated Statement of Earnings for the fiscal year ended December 28, 1996 and the six months ended June 28, 1997 assume that the disposition occurred on December 30, 1995 and are based on the operations of the Company for the year ended December 28, 1996 and the six months ended June 28, 1997.

The unaudited pro forma condensed consolidated financial statements have been prepared by the Company based upon assumptions deemed proper by it. The unaudited pro forma condensed consolidated financial statements presented herein are shown for illustrative purposes only and are not necessarily indicative of the future financial position or future results of operations of the Company, or of the financial position or results of operations of the Company that would have actually occurred had the transaction been in effect as of the date or for the periods presented. In addition, it should be noted that the Company's financial statements will reflect the disposition only from August 25, 1997, the closing date.

The unaudited pro forma condensed consolidated financial statements should be read in conjunction with the historical financial statements and related notes of the Company.

(c) EXHIBITS.

 No.                                   Description
----      ----------------------------------------------------------------------
 2.1 Asset Purchase Agreement dated June 30, 1997 by and between the Company and the Purchaser.



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                               SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  VISTA 2000, INC.


                                  By:  /s/ G. Louis Graziadio, III
                                     ------------------------------------------
                                       G. Louis Graziadio, III, President

Dated: September 23, 1997

                       PRO FORMA FINANCIAL INFORMATION

                      VISTA 2000, INC. AND SUBSIDIARIES
       PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET AT JUNE 28, 1997
                                 (UNAUDITED)
                           (DOLLARS IN THOUSANDS)

                ASSETS                               PRO FORMA ADJUSTMENTS
                                        -----------------------------------------------
                                        HISTORICAL    ACPI(a)     OTHER(b)    PRO FORMA

CURRENT ASSETS
 Cash and cash equivalents............  $    453     $           $ 3,187        $ 3,640
 Accounts receivable..................    13,049       7,200                      5,849
 Inventories..........................    25,231      10,526                     14,705
 Other current assets.................     1,374         561                        813
                                        --------     -------     -------      ---------
  TOTAL CURRENT ASSETS................    40,107      18,287       3,187         25,007

Property, Plant and Equipment.........    20,737      11,928                      8,809
Accumulated depreciation and
  amortization........................    (3,086)     (2,197)                      (889)
                                        --------     -------     -------      ---------
  Net property and equipment..........    17,651       9,731          --          7,920

  Other Assets........................       149           5                        144
                                        --------     -------     -------      ---------
   TOTAL ASSETS.......................   $57,907     $28,023      $3,187      $  33,071
                                        --------     -------     -------      ---------
                                        --------     -------     -------      ---------

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
 Note payable..........................  $ 1,058                                $ 1,058
 Current portion of long-term debt.....      578         198                        380
 Accounts payable......................    4,939       2,359                      2,580
 Accrued expenses......................    5,374       1,512       1,708          5,570
                                        --------     -------     -------      ---------
  Total current liabilities............   11,949       4,069       1,708          9,588
Long-term debt, net of current
  portion..............................   22,013      21,301                        712
                                        --------     -------     -------      ---------
  TOTAL LIABILITIES....................   33,962      25,370       1,708         10,300

  TOTAL STOCKHOLDERS' EQUITY...........   23,945       2,653       1,479         22,771
                                        --------     -------     -------      ---------
  TOTAL LIABILITIES AND STOCKHOLDERS'
   EQUITY..............................  $57,907     $28,023     $ 3,187      $  33,071
                                        --------     -------     -------      ---------
                                        --------     -------     -------      ---------

------------------------

(a) To eliminate certain assets and liabilities of the Company's ACPI subsidiary as of June 28, 1997.

(b) To reflect the proceeds from the sale certain assets of ACPI; $3,187,000 in cash less approximately $1,708,000 projected for closing costs and other expenses associated with the transaction.

                       PRO FORMA FINANCIAL INFORMATION

                      VISTA 2000, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                     FOR THE YEAR ENDED DECEMBER 28, 1996
                                 (UNAUDITED)
               (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                  PRO FORMA ADJUSTMENTS
                                                   -----------------------------------------------------
                                                    HISTORICAL      ACPI(A)    ALABASTER(B)   PRO FORMA
                                                   ------------  ------------  ------------  -----------
Net Sales........................................  $    110,955  $     57,206         8,891   $   44,858
Cost of Sales....................................        82,563        38,071         8,169       36,323
                                                   ------------  ------------  ------------  -----------
Gross profit.....................................        28,392        19,135           722        8,535
Operating expenses...............................        34,235        16,190         2,125       15,920
                                                   ------------  ------------  ------------  -----------
                                                         (5,843)        2,945        (1,403)      (7,385)

Profit (Loss) on sale and writedown of
  operating assets...............................       (10,787)          472        (1,817)      (9,442)
                                                   ------------  ------------  ------------  -----------
(Loss) from Operations...........................       (16,630)        3,417        (3,220)     (16,827)
Other income and (expense)
  Interest.......................................        (2,174)       (1,903)          (68)        (203)
  Other..........................................          (351)                       (121)        (230)
                                                   ------------  ------------  ------------  -----------
Net (loss) before income taxes...................       (19,155)        1,514        (3,409)     (17,260)
Income tax expense...............................           246            46                        200
                                                   ------------  ------------  ------------  -----------
  Net (loss).....................................  $    (19,401) $      1,468   $    (3,409) $   (17,460)
                                                   ------------  ------------  ------------  -----------
                                                   ------------  ------------  ------------  -----------

Weighted average shares outstanding..............    16,133,508                               16,133,508

Loss per common share:
  Net (loss).....................................  $      (1.20)                             $     (1.08)
                                                   ------------                              -----------
                                                   ------------                              -----------

------------------------

(a) To eliminate the profit and loss associated with the certain businesses and assets of the Company's ACPI subsidiary for the entire period.

(b) To eliminate the profit and loss of the Company's Alabaster Industries, Inc. (Alabaster) subsidiary (which was sold and previously reported on a form 8-K dated June 19, 1997) for the entire period.

                       PRO FORMA FINANCIAL INFORMATION

                      VISTA 2000, INC. AND SUBSIDIARIES
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF EARNINGS
                    FOR THE SIX MONTHS ENDED JUNE 28, 1996
                                 (UNAUDITED)
               (DOLLARS IN THOUSANDS EXCEPT PER SHARE AMOUNTS)

                                                                             PRO FORMA ADJUSTMENTS
                                                   -----------------------------------------------------
                                                    HISTORICAL      ACPI(A)    ALABASTER(B)   PRO FORMA
                                                   ------------  ------------  ------------  -----------
Net Sales........................................  $     47,291  $     25,135         2,801    $  19,355
Cost of Sales....................................        34,121        16,484         2,427       15,210
                                                   ------------  ------------  ------------  -----------
Gross profit.....................................        13,170         8,651           374        4,145
Operating expenses...............................        12,559         7,112           911        4,536
                                                   ------------  ------------  ------------  -----------
                                                            611         1,539          (537)        (391)
(Loss) on sale of operating assets...............        (1,355)                     (1,385)          30
                                                   ------------  ------------  ------------  -----------
Profit (loss) from operations....................          (744)        1,539        (1,922)        (361)
Other income and (expense)
  Interest.......................................        (1,111)         (989)          (72)         (50)
  Other..........................................           (20)                        (33           13
                                                   ------------  ------------  ------------  -----------
Net profit (loss) before income taxes............        (1,875)          550        (2,027)        (398)
Income tax expense...............................            27            (1)                        28
                                                   ------------  ------------  ------------  -----------
  Net (loss).....................................  $     (1,902) $        551  $     (2,027) $      (426)
                                                   ------------  ------------  ------------  -----------
                                                   ------------  ------------  ------------  -----------
Weighted average shares outstanding..............    22,329,050                               22,329,050

Loss per common share:
  Net (loss).....................................  $      (0.09)                            $      (0.02)
                                                   ------------                             ------------
                                                   ------------                             ------------

------------------------

(a) To eliminate the profit and loss associated with the certain businesses and assets of the Company's ACPI subsidiary for the entire period.

(b) To eliminate the profit and loss of the Company's Alabaster Industries, Inc. (Alabaster) subsidiary (which was sold and previously reported on a form 8-K dated June 19, 1997) for the entire period.